UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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BUTLER NATIONAL CORPORATION
(Name of Registrant as Specified In Its Charter)

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BUTLER NATIONAL CORPORATION
19920 W. 161st Street
Olathe, Kansas 66062

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

 September 29, 2016

To the Stockholders of Butler National Corporation:

Notice is hereby given that the 2016 Annual Meeting of Stockholders of Butler National Corporation (the "Company") will be held at the Hilton Garden Inn, 12080 S. Strang Line Road, Olathe, KS, on Tuesday, November 8, 2016, at 11:00 a.m., local time, for the following purposes:

1.	To elect one (1) director to serve for the term of three (3) years or until a successor is elected and qualified;

2.	To ratify the selection of RBSM, LLP as the Company's independent registered public accounting firm for the fiscal year ending April 30, 2017;

3.	To approve, on an advisory basis, the compensation of the Company's named executive officers;

4.	To approve and adopt the Butler National Corporation 2016 Equity Incentive Plan; and

5.	To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

The Board of Directors has fixed the close of business on September 8, 2016, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

By Order of the Board of Directors, CHRISTOPHER J. REEDY, Secretary
Olathe, Kansas
 September 29, 2016

YOU MAY VOTE YOUR SHARES VIA A TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET.  IF YOU RECEIVED A PAPER COPY OF A PROXY CARD BY MAIL, YOU MAY SUBMIT YOUR PROXY CARD BY SIGNING, DATING AND RETURNING YOUR PROXY CARD IN THE ENCLOSED ENVELOPE.  STOCKHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

BUTLER NATIONAL CORPORATION
19920 W. 161st Street
Olathe, Kansas 66062

PROXY STATEMENT

Important notice regarding the availability of proxy materials.  The proxy statement and proxy card are available to view or download at www.proxyvote.com for the shareholder meeting on November 8, 2016.

Instead of mailing a printed copy of our proxy materials, including our Annual Report, to each shareholder of record, we have decided to provide access to these materials in a fast and efficient manner via the Internet. This reduces the amount of paper necessary to produce these materials, as well as the costs associated with mailing these materials to all shareholders. On September 29, 2016, we began mailing a Notice of Internet Availability of Proxy Materials (the "Notice") to shareholders of record as of September 8, 2016 and we posted our proxy materials on the website referenced in the Notice (www.proxyvote.com). As more fully described in the Notice, shareholders may choose to access our proxy materials at www.proxyvote.com or may request a printed set of our proxy materials. In addition, the Notice and website provide information regarding how you may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. For those who previously requested printed proxy materials or electronic materials on an ongoing basis, you will receive those materials as you requested.

Proxy Voting:
 Your vote is important. Please vote your proxy promptly so your shares can be represented, even if you plan to attend the annual meeting. You can vote by Internet, by telephone, or by requesting a printed copy of the proxy materials and using the enclosed proxy card provided with the print materials.  Our proxy tabulator, Broadridge Financial Solutions, must receive any proxy that will not be delivered in person at the annual meeting by 11:59 p.m., Eastern Time on Monday, November 7, 2016.

How do I vote by proxy?
Most shareholders can vote by proxy in three ways:

• By Internet—You can vote via the Internet by following the instructions in the Notice or by accessing the Internet at www.proxyvote.com and following the instructions contained on that website;

• By Telephone—In the United States and Canada you can vote by telephone by following the instructions in the Notice or by calling 1-800-690-6903 (toll-free) and following the instructions; or

• By Mail—You can vote by mail by requesting a full packet of proxy materials be sent to your home address. Upon receipt of the materials, you may fill out the enclosed proxy card and return it per the instructions on the card.

Please see the Notice or the information your bank, broker, or other holder of record provided you for more information on these options.

If you authorize a proxy to vote your shares over the Internet or by telephone, you should not return a proxy card by mail (unless you are revoking your proxy).

If you vote by proxy, your shares will be voted at the annual meeting in the manner you indicate on your proxy card. If you sign your proxy card but do not specify how you want your shares to be voted, they will be voted as the Board recommends.

Can I change or revoke my vote after I return my proxy card?
Yes. You can change or revoke your proxy by Internet, telephone, or mail prior to 11:59 p.m., Eastern Time, on Monday, November 7, 2016, or by attending the annual meeting and voting in person.

Can I vote in person at the annual meeting instead of voting by proxy?
Yes. However, we encourage you to vote your proxy by Internet, telephone, or mail prior to the meeting.

GENERAL

This proxy statement is furnished to our shareholders in connection with the solicitation of proxies by our Board of Directors to be voted at the Annual Meeting of Shareholders to be held on Tuesday, November 8, 2016, at 11:00 a.m., or any postponements or adjournments thereof.  The cost of this solicitation will be borne by us, Butler National Corporation (the "Company" or "Butler National").  In addition to solicitation by mail, our officers, directors and employees may solicit proxies by telephone, facsimile, telegraph, email, or in person.  We may also request banks and brokers to solicit their customers who have a beneficial interest in our Common Stock registered in the names of nominees and will reimburse such banks and brokers for their reasonable out-of-pocket expenses.

Any proxy may be revoked at any time before it is voted by written notice to the Secretary, by receipt of a proxy properly signed and dated subsequent to an earlier proxy, or by revocation of a written proxy by request in person at the Annual Meeting; but if not so revoked, the shares represented by such proxy will be voted.  The mailing of this proxy statement to our shareholders commenced on or about September 29, 2016.  Our corporate offices are located at 19920 W. 161st Street, Olathe, Kansas 66062 and our telephone number is (913) 780-9595.

We have outstanding only one class of Common Stock, par value $0.01 per share ("Common Stock").  As of the record date, 63,466,873 shares were issued and outstanding and entitled to vote at the Annual Meeting.  Each share is entitled to one vote.  Shareholders may not cumulate votes in the election of directors.  Only shareholders of record at the close of business on September 8, 2016, will be entitled to vote at the meeting.  The presence in person or by proxy of the holders of 35% of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting of Shareholders constitutes a quorum for the transaction of business.  The shares represented by the enclosed proxy will be voted if the proxy is properly signed and received prior to the meeting.

VOTING

Our Bylaws require that 35% of the votes of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting be present in person or represented by Proxy at the Annual Meeting in order to constitute a quorum for the transaction of business.  Provided a quorum is present, the affirmative vote of a plurality of the votes cast by the holders of our Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter is required for the election of directors and the affirmative vote of a majority of the outstanding shares of our Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter is required for the approval of the other proposals described herein.  Votes that are cast against the proposals are counted both for purposes of determining the presence or absence of a quorum for the transaction of business and for purposes of determining the total number of votes cast on a given proposal.  Abstentions will be counted for purposes of determining either the presence or absence of a quorum for the transaction of business and the total number of votes cast on a given proposal, and therefore will have the same effect as a vote against a given proposal.  Broker non-votes (i.e., a proxy card returned by a holder on behalf of its beneficial owner that is not voted on a particular matter because voting instructions have not been received and the broker has no discretionary authority to vote) will be counted as present or represented for purposes of determining the presence or absence of a quorum for the transaction of business but will not be counted for purposes of determining the number of votes cast with respect to a particular proposal for which authorization to vote was withheld.  Accordingly, broker non-votes will not be considered as votes cast and thus will not affect the outcome of voting on a proposal.

SHAREHOLDER PROPOSALS

The proxy rules of the Securities and Exchange Commission permit shareholders of a company, after timely notice to the company, to present proposals for shareholder action in the company's proxy statements where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by company action in accordance with the proxy rules and the Company's Bylaws.

The Butler National Corporation 2017 Annual Meeting of Shareholders is expected to be held on or about November 7, 2017, and proxy materials in connection with that meeting are expected to be mailed on or about September 8, 2017.  Shareholder proposals prepared in accordance with the proxy rules and the Company's Bylaws must be received by the Company on or before June 1, 2017.

Shareholder Communications to the Board.  Shareholders may contact an individual director, the Board as a group, or a specified Board committee or group, including non-employee directors as a group, by the following means:

Mail:	Butler National Corporation 19920 W. 161st Street Olathe, KS 66062 Attn: Board of Directors

Each communication should specify the applicable addressee or addressees to be contacted as well as the general topic of communication.  The Company will initially receive and process communications before forwarding them to the addressee.  The Company generally will not forward to the directors a shareholder communication that it determines to be primarily commercial in nature or relates to an improper or irrelevant topic, or that requests general information about the Company.

Qualifications and Skills of Directors: The Company believes that its Board as a whole should encompass a range of talent, skill, diversity, and expertise enabling it to provide sound guidance with respect to the Company's operations and interests. In addition to considering a candidate's background and accomplishments, candidates are reviewed in the context of the current composition of the Board and the evolving needs of our businesses.

The Board of Directors identifies candidates for election to the Board of Directors; reviews their skills, characteristics and experience. The Board of Directors seeks directors with strong reputations and experience in areas relevant to the strategy and operations of the Company's businesses, particularly industries and growth segments that the Company serves, such as avionics, aircraft modifications and gaming. Each of the Company's current Directors has experience in core management skills, such as strategic and financial planning, public company financial reporting, corporate governance, risk management, and leadership development.

The Board of Directors also believes that each of the current Directors has other key attributes that are important to an effective Board: integrity and demonstrated high ethical standards, sound judgment, analytical skills, the ability to engage management and each other in a constructive and collaborative fashion, diversity of origin, background, experience, and thought, and the commitment to devote significant time and energy to service on the Board and its Committees.

Diversity as a Factor in Selection of Board Candidates: The Board does not have a formal policy with respect to diversity. However, the Board believes that it is essential that the Board members represent diverse viewpoints, with a broad array of experiences, professions, skills and backgrounds that, when considered as a group, provide a sufficient mix of perspectives to allow the Board to best fulfill its responsibilities to the long-term interests of the Company's shareholders.

Board's Role in Risk Oversight and Board Leadership Structure: The Board has determined that the positions of Chairman of the Board and Chief Executive Officer should be held by different persons. Under our corporate governance principles, the Chairman of the Board is responsible for coordinating the Board's activities, including scheduling of meetings of the full Board, scheduling executive sessions of the non-employee directors and setting relevant items on the agenda (in consultation with the Chief Executive Officer as necessary or appropriate). The Board believes this leadership structure enhances the Board's oversight of Company management, the ability of the Board to carry out its roles and responsibilities on behalf of our shareholders, and our overall corporate governance.

The Board as a whole has responsibility for risk oversight, with reviews of certain areas being conducted by the relevant Board committees. These committees then provide reports to the full Board. The oversight responsibility of the Board and its committees is enabled by management reporting processes that are designed to provide visibility to the Board about the identification, assessment, and management of critical risks. These areas of focus include strategic, operational, financial and reporting, succession and compensation, compliance, and other risks. The Board and its committees oversee risks associated with their respective areas of responsibility, as summarized above.

DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

The names and ages of the directors, their principal occupations for at least the past five years are set forth below based on information furnished to us by the directors.

Name of Director, Age and Term	Served Since	Principal Occupation for Last Five Years and Other Directorships
Clark D. Stewart (76) Up for re-election at fiscal year-end 2018 annual meeting.	1989	President of the Company from September 1, 1989 to present.

R. Warren Wagoner (64) Up for re-election at fiscal year-end 2018 annual meeting.	1986	Chairman of the Board of Directors of the Company since August 30, 1989. Employee chairman until October 2013.

David B. Hayden (70) Up for re-election at fiscal year-end 2017 annual meeting.	1996	Co-owner and President of Kings Avionics, Inc. since 1974 prior to its acquisition in 2010. Director since 1996. Consultant since 2011.

Michael J. Tamburelli (53) Up for re-election at fiscal year-end 2017 annual meeting.	2010
General Manager of the Isle of Capri Kansas City, Missouri 2004-2008, General Manager Boot Hill Casino & Resort 2009-2010, General Manager of Cherokee National Casino, West Siloam Springs, Oklahoma 2010-2011, General Manager Presque Isle Downs, Erie, Pennsylvania 2012-2014. Director of Gaming Operations Apache Casino, Lawton, Oklahoma 2014-2015. Director of Operations St. Jo Frontier Casino 2015 to present. Director since 2010.

Bradley K. Hoffman (42) Up for re-election at fiscal year-end 2016 annual meeting.	2010	Vice President – Corporate Strategy of ISG Technology, Inc. since 2005. Director since 2010.

The executive officers of the Company are elected each year at the annual meeting of the Board of Directors held in conjunction with the annual meeting of stockholders and at special meetings held during the year. The executive officers are as follows:

Name	Age	Position
Clark D. Stewart	76	President and Chief Executive Officer
Craig D. Stewart	42	Vice President and Chief Financial Officer
Christopher J. Reedy	50	Vice President and Secretary

Clark D. Stewart was President of Tradewind Industries, Inc., a manufacturing company, from 1979 to 1985. From 1986 to 1989, Mr. Stewart was Executive Vice President of RO Corporation. In 1980, Mr. Stewart became President of Tradewind Systems, Inc. He became President of the Company in September 1989.

Craig D. Stewart worked for Accenture, a global management consulting, technology services and outsourcing company, from 1997 to 2003.  Mr. Stewart joined the Company in January 2004 and became Vice President of the Company in 2013.  He became Chief Financial Officer in November 2013. Mr. Stewart is the son of Clark D. Stewart.

Christopher J. Reedy worked for Colantuono & Associates, LLC from 1997 to 2000 in the area of aviation, general business and employment counseling, and from 1995 to 1997 with the Polsinelli, White firm. He was involved in aviation product development and sales with Bendix/King, a division of Allied Signal, Inc. from 1988 through 1993. Mr. Reedy joined the Company in November 2000 as Vice President and became Secretary of the Company in 2005.

Directorships Held within the Past Five Years:

Current Directorships:

Name	Company	Date(s) of Directorship
Clark D. Stewart	Butler National Corporation	Since 1989
R. Warren Wagoner	Butler National Corporation	Since 1986
David B. Hayden	Butler National Corporation	Since 1996
Michael J. Tamburelli	Butler National Corporation	Since 2010
Bradley K. Hoffman	Butler National Corporation	Since 2010

Past Directorships:
Clark D. Stewart	None
R. Warren Wagoner	None
David B. Hayden	None
Michael J. Tamburelli	None
Bradley K. Hoffman	None

Legal Proceedings Involving a Director or Executive Officer

During the past ten years no director or officer has been convicted in a criminal proceeding or is a named subject of a pending criminal proceeding, exclusive of traffic violations.

No petitions under the Federal bankruptcy laws have been filed by or against any business or property of any director or officer of the Company nor has any bankruptcy petition been filed against a partnership or business association where these persons were general partners or executive officers.

No director or officer has been permanently or temporarily enjoined, barred, suspended or otherwise limited from involvement in any type of business, securities or banking activities.

No director or officer been convicted of violating a federal or state securities or commodities law.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than 10% of the Company's Common Stock, to file reports of ownership and changes in ownership with the SEC and NASDAQ.  Executive officers, directors and greater-than-10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.  Based solely on a review of the copies of such forms furnished to the Company, the Company believes that during fiscal 2016, all of its executive officers, directors and greater-than-10% beneficial owners complied with the Section 16(a) filing requirements, except that Messrs. Clark Stewart, Craig Stewart, and Christopher Reedy each filed one late Section 16(a) report, each reporting one late transaction on a Form 4 filed June 24, 2016, which related to the issuance on April 30, 2016 of the Company's common stock to the Company's 401(k) plan for the benefit of such executive officers as the Company's matching contribution for fiscal 2016.

Code of Ethics

The Company has adopted a code of ethics for our executive and senior financial officers, violations of which are required to be reported to the audit committee. The Company will furnish a copy without charge upon written request to the Company at 19920 West 161st Street, Olathe, Kansas 66062, Attn: Secretary or a copy is available on our website at www.butlernational.com/codeofethics.pdf. The Company intends to disclose amendments to or waivers of its code of ethics on Form 8-K.

Audit Committee and Audit Committee Financial Expert of the Company

The current members of the Audit Committee are Mr. David B. Hayden (a non-employee consultant), Mr. Bradley K. Hoffman, and Mr. Tad McMahon. Mr. Hoffman is an independent member under the Nasdaq listing standards. The Audit Committee met five times during fiscal year 2016, excluding actions by unanimous written consent.

Each member of the Audit Committee has experience or education in business or financial matters sufficient to provide him or her with a working familiarity with basic finance and accounting matters of the company.

The Audit Committee is primarily concerned with the effectiveness of the Company accounting policies and practices, financial reporting and internal controls. The Audit Committee is authorized (i) to make recommendations to the Board of Directors regarding the engagement of the Company's independent auditors, (ii) to review the plan, scope and results of the annual audit, the independent auditors' letter of comments and management response thereto, (iii) to approve all audit and non-audit services, (iv) to review the Company policies and procedures with respect to internal accounting and financial controls and (v) to review any changes in accounting policy.

Audit Committee Financial Expert

The Company's Board of Directors does not have an "audit committee financial expert," within the meaning of such phrase under applicable regulations of the Securities and Exchange Commission, serving on its audit committee. The Board of Directors believes that all members of its audit committee are financially literate and experienced in business matters, and that one or more members of the audit committee are capable of (i) understanding generally accepted accounting principles ("GAAP") and financial statements, (ii) assessing the general application of GAAP principles in connection with our accounting for estimates, accruals and reserves, (iii) analyzing and evaluating our financial statements, (iv) understanding our internal controls and procedures for financial reporting; and (v) understanding audit committee functions, all of which are attributes of an audit committee financial expert. However, the Board of Directors believes that there is not any audit committee member who has obtained these attributes through the experience specified in the SEC's definition of "audit committee financial expert." Further, like many small companies, it is difficult for the Company to attract and retain Board members who qualify as "audit committee financial experts," and competition for these individuals is significant. The Board believes that its current audit committee is able to fulfill its role under SEC regulations despite not having a designated "audit committee financial expert."

Audit Committee Report

The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors and oversees the entire audit function including the selection of independent registered public accounting firm. Management has the primary responsibility for the consolidated financial statements and the financial reporting process including internal control over financial reporting and the Company's legal and regulatory compliance. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited consolidated financial statements for the year ended April 30, 2016 including a discussion of the acceptability and quality of the accounting principles, the reasonableness of significant accounting judgments and critical accounting policies and estimates, the clarity of disclosures in the consolidated financial statements, and management's assessment and report on internal control over financial reporting. The Audit Committee also discussed with the Chief Executive Officer and Chief Financial Officer their respective certifications with respect to the Company's Annual Report on Form 10-K for the year ended April 30, 2016.

The Audit Committee reviewed with the independent registered public accounting firm, who are responsible for expressing an opinion on the conformity of the audited consolidated financial statements with U.S. generally accepted accounting principles, its judgments as to the acceptability and quality of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB) including those matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees. In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence and has discussed those disclosures and other matters relating to independence with the auditors.

The Audit Committee discussed with the Company's independent registered public accounting firm the overall scope and plans for its audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its audits of the Company.

Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent registered public accounting firm. In reliance on the reviews and discussions with management and with the independent registered public accounting firm referred to above and the receipt of an unqualified opinion from RBSM, LLP dated July 27, 2016 regarding the audited consolidated financial statements of the Company for the year ended April 30, 2016, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended April 30, 2016 for filing with the Securities and Exchange Commission.

The Audit Committee report is submitted by:

David B. Hayden, Bradley K. Hoffman and Tad McMahon

The foregoing Report of the Audit Committee of the Board of Directors shall not be deemed to be soliciting material or be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed to be filed with the Securities and Exchange Commission under such Acts.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS:

Our compensation programs are designed to support our business goals and promote both short-term and long-term growth. This section of the proxy statement explains how our compensation programs are designed and operate in practice with respect to our listed officers. Our listed officers are the CEO, CFO, Chairman of the Board and a Vice President. There are only four executive officers of Butler National Corporation. The "Executive Compensation" section presents compensation earned by the listed officers for fiscal years ending April 30, 2016 and 2015.

The Compensation Committee of the Board of Directors determines the compensation for Butler National executive officers. Our executive officers have the broadest job responsibilities and policy-making authority in the company. The Compensation Committee reviews and determines all components of executive officer compensation, including making individual compensation decisions and reviewing and revising the executive officer compensation plans, programs, and guidelines as appropriate. The Compensation Committee also consults with management regarding non-executive employee compensation programs.

Our Compensation Philosophy

The core element of our overall compensation philosophy is the alignment of pay and performance. Total compensation varies with individual performance and Butler National's performance in achieving financial and non-financial objectives. Our equity plans are designed to ensure that executive compensation is aligned with the long-term interests of our shareholders. The Compensation Committee and our management believe that compensation should help to recruit, retain, and motivate the employees that the company will depend on for current and future success. The Compensation Committee and our management also believe that the proportion of "at risk" compensation (variable cash compensation and equity) should rise as an employee's level of responsibility increases. This philosophy is reflected in the following key design priorities that govern compensation decisions:

-	pay for performance
-	employee recruitment, retention, and motivation
-	cost management
-	egalitarian treatment of employees
-	alignment with shareholders' interests
-	continued focus on corporate governance

Each element of compensation reflects one or more of these design priorities. In most cases, our employees, including our executive officers, except Mr. Clark Stewart, are employed at will, without employment agreements, severance payment arrangements (except as required by local law), or payment arrangements that would be triggered by a "change in control" of Butler National. Retirement plan programs are broad-based; Butler National does not provide special retirement plans or benefits solely for executive officers.

Total compensation for the majority of our employees including executive officers, includes two or more of the following components:

-	base salary
-	annual and semiannual incentive cash payments
-	equity grants
-	employee stock purchase plan
-	retirement benefits
-	health and welfare benefits

The Compensation Committee and management continue to believe that a similar method of compensating all employees with cash, equity and retirement benefits supports a culture of fairness, collaboration, and egalitarianism.

The Company provides its shareholders with the opportunity to cast an advisory vote on executive compensation in connection with the Annual Meeting of Shareholders. The Company believes that it is appropriate to seek the views of the shareholders on the design and effectiveness of the Company's executive compensation program. As an advisory vote the proposal is not binding upon the Company. However, the Compensation Committee values the opinions expressed by shareholders and considers the outcome of the vote when making compensation decisions for named executive officers.

Determining Executive Compensation

The Compensation Committee reviews and determines the compensation for Butler National executive officers. The Compensation Committee process for determining compensation includes a review of Butler National executive compensation and practices, and an analysis, for each Butler National executive officer, of all elements of compensation. In conducting an annual performance review and determining appropriate compensation levels, the Compensation Committee meets and deliberates outside the presence of the executive officers. In determining base salary the Compensation Committee reviews company and individual performance information.

In designing the compensation programs and determining compensation levels for the Butler National executive officers, including the CEO, the Compensation Committee was assisted by an independent compensation consultant and independent legal counsel (other than Butler National's in-house counsel and Butler National's general external legal counsel). The Compensation Committee engaged CBIZ Human Capital Services ("CBIZ") to serve as its independent advisor and compensation consultant. The Chairman of the Compensation Committee worked directly with CBIZ to determine the scope of the work needed to assist the Compensation Committee in its review and decision-making processes. The engagement included confirmation of compensation philosophy, provision of benchmark comparative data for executive officers with respect to base salary, total cash compensation (including annual cash incentive payments), long-term equity incentives, review of current employment arrangements, benefits, perquisites and incentive plan design of short term and long term incentives. CBIZ provides no other consultation or services to Butler National or management.

Base Salary

The Compensation Committee establishes executive officers' base salaries at levels that it believes are reasonable for comparable positions. When the Compensation Committee determines the executive officers' base salaries during the first quarter of the year, the Compensation Committee takes into account each officer's role and level of responsibility at the company. In general, executive officers with the highest level and amount of responsibility have received the highest base salaries. The Compensation Committee met in February 2016. They considered the current economic conditions and determined any compensation changes to be made in fiscal 2017.

PAY COMPONENT	BRIEF DESCRIPTION
Base salary	Described in detail in separate paragraph above titled Base Salary.
Annual and semiannual incentive cash payments	Paid as discretionary cash bonuses to individual employees for outstanding performance of a task.
Equity grants/option awards	No Option Awards have been granted since 2011. Option Awards are granted by the Compensation Committee to align management objective toward improved earnings and retention of the management team.
Employee stock purchase plan
Any employee may purchase the Company stock at the fair market value at the date of purchase without broker or issue fees. The stock is restricted and not considered a stock reward. We have the 1981 Employee Stock Purchase plan. No shares have been purchased under this plan since 1988.

Retirement benefits
We pay the required federal and state retirement contributions, the required unemployment contributions and match the employee's contribution to their account in the Butler National Corporation 401(k) plan according to the parameters set forth in the plan.

Health and welfare benefits	Employees electing to participate in the various insurance plans offered by the Company receive a payment for a share of the health, dental, vision and life insurance costs for the employee.

Grant Date Fair Value of Stock Option Awards

At April 30, 2016 we had no outstanding stock options.  7,262,064 stock options were issued on December 31, 2010, all of which expired on December 31, 2015.  No options were granted to any named executive officer in the last fiscal year.

Material Adverse Effect of Compensation Policies and Procedures

The Compensation Committee regularly reviews the Company's compensation policies and practices, including the risks created by the Company's compensation plans. In addition, the Company also conducted a review of its compensation plans and related risks to the Company. The Company reviewed its analysis with the Compensation Committee, and the Compensation Committee concluded that the compensation plans reflected the appropriate compensation goals and philosophies. Based on this review and analysis, the Company has concluded that any risks arising from its employee compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

Performance Measures and Decision-Making Process for Fiscal Year 2016

The Compensation Committee set base salaries for executive officers for fiscal 2016 in November 2014.

The performance measures used by the Compensation Committee in determining executive compensation for fiscal year 2016 were:

-	the absolute one-year and multi-year company performance as measured by market share, revenue growth, profit from operations and total shareholder return;
-	one-year and multi-year performance on the same measures as compared with competitors in the comparator group; and
-	Company progress toward its strategic goals.

To make its decisions on executive compensation, the Compensation Committee reviewed in detail each of the performance measures above and reviewed compensation market data. The Compensation Committee also reviewed the total compensation and benefits of the executive officers and considered the impact that their retirement, or termination under various other scenarios, would have on their compensation and benefits.

The CEO provided the entire Board of Directors with an assessment of his own performance with respect to the performance measures listed above, which the Board considered in its assessment of his performance for fiscal year 2015. The CEO reviewed the performance of the other executive officers (except the Chairman) with the Compensation Committee and made recommendations regarding the components of their compensation.

Before making its compensation decisions, the Compensation Committee discussed levels of compensation for the Chairman, the CEO and the other executive officers with the full Board of Directors in an executive session.

Determination of CEO and Executive Officer Compensation

In fiscal year 2015, Butler National Corporation did reach projected levels of revenue, profit from operations, operating margin and operating cash flow.

With regard to progress toward strategic goals, Butler National improved its products and technology positions and strengthened its relationships with customers.

Taking into account Company performance, both absolute and relative to competition and the executive officers' contribution to that performance, the Compensation Committee set its targeted compensation levels so as to be commensurate with that relative performance. The Compensation Committee made the following determinations for fiscal year 2016 with respect to each component of compensation for the CEO and his existing contract and the other executive officers:

Base Salary - In keeping with its strategy, the Compensation Committee base salary decisions for fiscal year 2016 were generally intended to provide salaries somewhat lower than the median level of salaries for similarly situated executives of the comparator companies.

Long-Term Compensation - The Compensation Committee granted no equity compensation.

Compensation of the Chairman

The SEC rules require disclosure of the employee-chairman compensation. Beginning October 2013, Mr. Wagoner served only as Chairman and no longer serves as an employee of the Company. In making the determinations, the Compensation Committee considered his role as Chairman, his contribution to the Company performance and strategic direction, and the compensation of employee-chairmen of comparable companies.

Executive Compensation

SUMMARY

The following table below sets forth certain compensation information concerning the Chief Executive Officer and our two additional most highly compensated executive officers for the fiscal years ended April 30, 2016 and 2015. Our listed officers are the CEO, CFO, and Vice President. There are only three executive officers of Butler National Corporation. The "Executive Compensation" section presents compensation earned by the listed officers for fiscal years ending April 30, 2016 and 2015:

Summary Compensation Table
(dollars in thousands)
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards and Stock Appreciation Rights ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings($)	All Other Compensation ($)(1)	Total ($)(2)
Clark D. Stewart, CEO	2016	469	---	---	---	---	---	52	521
President and Director	2015	458	---	---	---	---	---	79	537

Craig D. Stewart	2016	249	---	---	---	---	---	43	292
Vice President and	2015	246	---	---	---	---	---	40	286
Chief Financial Officer

Christopher J. Reedy	2016	256	15	---	---	---	---	24	295
Vice President and	2015	244	10	---	---	---	---	23	277
Secretary

All Other Compensation (dollars in thousands):
Name	Year	Airplane and Automobile Usage ($)	Health Benefits ($)	Memberships ($)	Matching Contributions to 401(k) (3) ($)
Clark D. Stewart	2016	7	17	12	16
Craig D. Stewart	2016	---	19	10	14
Christopher J. Reedy	2016	---	5	3	16

(1)	Includes the amounts in the "All Other Compensation" table.

(2)
All benefits are provided for in the tables, summaries, and footnotes above. We did not participate in any of the following transactions and such items are therefore not reported in table format: Equity Award Table, Pension Benefit Table, and Nonqualified Deferred Compensation Table.

(3)	Includes catch-up contribution made by the employee and matched by the Company.

OPTION GRANTS, EXERCISES AND HOLDINGS

At April 30, 2016, we had no outstanding stock options.  7,262,064 stock options were issued on December 31, 2010, all of which expired on December 31, 2015.

COMPENSATION OF DIRECTORS

Each non-officer director is entitled to a director's fee of $5,000 per quarter. The Chairman receives an additional $5,000 per quarter.  The table below sets forth compensation received by the Company's directors during fiscal year 2016:

Director Compensation Table
(dollars in thousands)
Name of Director	Fees Earned or Paid in Cash	Option Awards	All Other Compensation	Total
R. Warren Wagoner	$40	$--	$--	$40
David B. Hayden	20	--	--	20
Michael J. Tamburelli	20	--	--	20
Bradley K. Hoffman	20	--	--	20

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

On April 30, 2001, the Company extended the Employment Agreement through August 31, 2006 with Clark D. Stewart under the terms of which Mr. Stewart was employed as the President and Chief Executive Officer of the Company. On February 24, 2009 the Company extended the Employment Agreement with Mr. Stewart with the terms as currently provided including annual increases of 5% through December 31, 2022. In the event Mr. Stewart is terminated from employment with the Company other than "for cause," Mr. Stewart shall receive as severance pay an amount equal to the unpaid salary for the remainder of the term of the Employment Agreement. Mr. Stewart is also granted an automobile allowance of six hundred dollars per month which is reported by us as Salary Expense and to Mr. Stewart as Wages. Under the terms of the Employment Agreement with Mr. Stewart, the Company is obligated to pay company related expenses and salary. Included in accrued liabilities are $301,000 and $209,000 as of April 30, 2016, and 2015 respectively for amounts owed to our CEO for accrued compensation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth, with respect to the Company common stock (the only class of voting securities), the only persons known to be beneficial owners of more than five percent (5%) of any class of the Company voting securities as of September 8, 2016.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class
Clark D. Stewart	3,572,494	5.6%
19920 West 161st Street
Olathe, Kansas 66062

R. Warren Wagoner	4,092,994	6.4%
19920 West 161st Street
Olathe, Kansas 66062

(1)
Unless otherwise indicated by footnote, nature of beneficial ownership of securities is direct, and beneficial ownership as shown in the table arises from sole voting power and sole investment power. The beneficial ownership includes the shares held in the Butler National 401(k) Profit Sharing Plan for the benefit of the individual.

The following table sets forth as of September 8, 2016, with respect to the Company common stock (the only class of voting securities), (i) shares beneficially owned by all directors and named executive officers of the Company, and (ii) total shares beneficially owned by directors and officers as a group.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class
Clark D. Stewart	3,572,494	5.6%
R. Warren Wagoner	4,092,994	6.4%
Craig D. Stewart	1,415,679	2.2%
Christopher J. Reedy	1,108,856	1.7%
David B. Hayden	1,357,225	2.1%
Michael J. Tamburelli	-	0.0%
Bradley K. Hoffman	-	0.0%

All Directors and Executive Officers as a Group (7 persons)	11,547,248	18.0%

(1)	Unless otherwise indicated by footnote, nature of beneficial ownership of securities is direct and beneficial ownership as shown in the table arises from sole voting power and sole investment power.
The Company does not have any equity compensation plans currently in place.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

R. Warren Wagoner, Michael J. Tamburelli, and Bradley K. Hoffman are independent Directors under the Nasdaq listing standards.

In the normal course of business we purchased business system components of $3,000 and $4,000 from ISG, the employer of Bradley Hoffman, a director of Butler National Corporation during fiscal 2016 and 2015 respectively.

We paid consulting fees of $135,000 and $135,000 to David Hayden, a director of Butler National Corporation in fiscal year ended April 30, 2016 and 2015 respectively.

Included in accrued liabilities are $301,000 and $209,000 as of April 30, 2016, and 2015 respectively for amounts owed to our CEO for accrued compensation.

In fiscal 2016, there were three related-person transactions under the relevant standards: Butler National employed the brother (Wayne Stewart), son (Craig Stewart) and son-in-law (Jeff Shinkle) of Clark D. Stewart, an executive officer, as an engineer, Vice President and Chief Financial Officer, and an architect. Compensation for these related-persons was calculated in the same manner as the Summary Compensation table resulting in compensation of $225,000, $292,000, and $188,000, respectively, for fiscal 2016, and $219,000, $286,000 and $179,000, respectively, for fiscal 2015.

The policies and procedures for payment of goods and services for related transactions follow our normal course of business standards and require the necessary review and approval process as outlined in our Policies and Procedures manual and as set forth by our Compensation Committee.

PRINCIPAL ACCOUNTANT FEES AND SERVICES (In Thousands)

Fee Type	Fiscal 2016	Fiscal 2015
Audit fees (a)	$136	$137
Audit related fees (b)	-	14
Tax fees (c)	-	17
All other fees (d)	-	-
Total	$136	$168

a)	Includes fees billed for professional services rendered in connection with the audit of the annual financial statements and for the review of the quarterly financial statements.

b)
Includes fees billed for professional services rendered in connection with assurance and other activities not explicitly related to the audit of Company financial statements, including the audits of Company employee benefit plans, contract compliance reviews and accounting research.

c)	Includes fees billed for domestic tax compliance and tax audits, corporate-wide tax planning and executive tax consulting and return preparation.

d)	Includes fees billed for financial systems design and implementation services.

The Audit Committee has adopted a policy requiring pre-approval by the Audit Committee of all services (audit and non-audit) to be provided to the Company by its independent auditor. In accordance with that policy, the Audit Committee has given its approval for the provision of audit services by RBSM, LLP for fiscal 2017. Each year shareholders are asked to affirm the selection of the auditor by a vote requested in the proxy.

The Audit Committee has approved 100% of the fees listed in the above table.

ELECTION OF DIRECTORS
(Item No. 1)

The number of directors constituting our Board of Directors has been fixed at five (5).  The Board is comprised of the following three classes of directors that serve staggered three year terms.  Class I consists of one director to be elected at the 2016 Annual Meeting.  Class II consists of two directors to be elected at the 2017 Annual Meeting.  Class III consists of two directors to be elected at the 2018 Annual Meeting.

The Board of Directors has nominated Mr. Bradley K. Hoffman for Class I director for election to the Board of Directors at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" MR. HOFFMAN FOR ELECTION AS DIRECTOR OF BUTLER NATIONAL CORPORATION.

INDEPENDENT PUBLIC ACCOUNTANTS
(Item No. 2)

We have engaged RBSM, LLP to audit our financial statements for the years ended April 30, 2016 and 2015.  RBSM, LLP was able to express an opinion on the financial statements for the years ended April 30, 2016 and 2015.  Representatives of RBSM, LLP are expected to be present at the Annual Meeting of Shareholders, and they may have an opportunity to make a statement if they desire to do so and may be available to respond to appropriate questions.

We selected RBSM, LLP to be the independent public accountants for fiscal year 2017 which ends April 30, 2017, we recommend that the appointment of the auditors be ratified by the Shareholders.  Although Shareholder approval is not required, it is the policy of our Board of Directors to request, whenever possible, Shareholder ratification of the appointment or reappointment of independent public accountants.

On February 20, 2015 the Company was notified by L.L. Bradford & Company, LLC that the firm resigned as the Company's independent registered public accounting firm. In connection with the resignation, L.L. Bradford & Company, LLC informed the Company that it will no longer service SEC reporting companies because partners in its SEC practice moved to RBSM, LLP.

The reports provided by L.L. Bradford & Company, LLC in connection with the Company's financial statements for the fiscal year-ended April 30, 2014, did not contain an adverse opinion or disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope, or accounting principles.

There were no disagreements between the Company and L.L. Bradford & Company, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of L.L. Bradford & Company, LLC, would have caused L.L. Bradford & Company, LLC to make reference to the subject matter of the disagreements in connection with its reports on the Company's financial statements; and there were no other reportable events as that term is described in Item 304(a)(1)(v) of Regulation S-K.

On February 23, 2015, the Audit Committee engaged RBSM, LLP to be our independent registered public accountant for the fiscal year ending April 30, 2015.  During the two most recent completed fiscal years and through February 23, 2015, neither the Company nor anyone on its behalf consulted with RBSM, LLP regarding any of the following: (i) the application of accounting principles to a specific transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the company's financial statements, and none of the following was provided to us (a) a written report, or (b) oral advise that RBSM, LLP concluded was an important factor considered by us in reaching a decision as to an accounting, auditing or financial reporting issue; or (iii) any matter that was subject of a disagreement, as the term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as described in Item 304(a)(1)(v) of Regulation S-K.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE SHAREHOLDER RATIFICATION OF RBSM, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANT.

If the appointment of RBSM, LLP is not ratified at the meeting, the Audit Committee may consider the selection of another accounting firm.

ADVISORY VOTE ON EXECUTIVE COMPENSATION
(Item No. 3)

The Company is providing its shareholders with the opportunity to cast an advisory vote on executive compensation as described below. The Company believes that it is appropriate to seek the views of shareholders on the design and effectiveness of the Company's executive compensation program.

The Company's goal for its executive compensation program is to attract, motivate and retain a talented, entrepreneurial and creative team of executives who will provide leadership for the Company's success in dynamic and competitive markets. The Company seeks to accomplish this goal in a way that rewards performance and is aligned with its shareholders' long-term interests. The Company believes that its executive compensation program, which emphasizes long-term equity awards, satisfies this goal and is strongly aligned with the long-term interests of its shareholders.

The Compensation Discussion and Analysis describes the Company's executive compensation program and the decisions made by the Compensation Committee in 2016 in more detail.

The Company believes the compensation program for the named executive officers is instrumental in helping the Company achieve its strong financial performance.

The Company requests shareholder advisory approval of the compensation of the Company's named executive officers as disclosed pursuant to Item 402 of Regulation S-K (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and the narrative disclosures that accompany the compensation tables).

As an advisory vote, this proposal is not binding upon the Company. However, the Compensation Committee, which is responsible for designing and administering the Company's executive compensation program, values the opinions expressed by shareholders in their vote on this proposal and will continue to consider the outcome of the vote when making future compensation decisions for named executive officers.

Vote Required

Approval of Item No. 3 requires the affirmative vote of (i) a majority of the shares present or represented by proxy and voting at the Annual Meeting and (ii) a majority of the shares required to constitute the quorum.  Proxies submitted without direction pursuant to this solicitation will be voted "FOR" the approval of the compensation of the Company's named executive officers, as disclosed in this proxy statement.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING RESOLUTION: RESOLVED, THAT THE SHAREHOLDERS OF BUTLER NATIONAL CORPORATION APPROVE, ON AN ADVISORY BASIS, COMPENSATION PAID TO THE COMPANY'S NAMED EXECUTIVE OFFICERS, AS DISCLOSED PURSUANT TO ITEM 402 OF REGULATION S-K INCLUDING THE COMPENSATION DISCUSSION AND ANALYSIS, THE COMPENSATION TABLES AND THE NARRATIVE DISCLOSURES THAT ACCOMPANY THE COMPENSATION TABLES.

APPROVAL AND ADOPTION OF BUTLER NATIONAL CORPORATION 2016 EQUITY INCENTIVE PLAN
(Item No. 4)

On September 21, 2016, the Company's Board of Directors approved the Butler National Corporation 2016 Equity Incentive Plan (the "Plan"), subject to shareholder approval and recommends that that shareholders vote for the approval of the Plan.  The Board believes the Plan will enhance the Company's ability to attract, retain and motivate outstanding employees, directors and consultants.  The Plan is designed with the intention that grants, amounts paid and common stock issued upon exercise of stock options under the Plan qualify as performance-based compensation that is deductible under Internal Revenue Code Section 162(m).
The Board is asking shareholders to approve Plan.  The Board's approval and recommendation of the Plan follows a review and evaluation of the Company's existing compensation tools and a comparison of those compensation tools with the programs offered by other companies.  The Board determined that the lack of an existing equity incentive plan was a detriment to achieving the goals of the Company's compensation programs.  The purpose of the Plan is to provide the Company with a means to assist in recruiting, retaining and rewarding certain employees, directors and consultants and to motivate such individuals to exert their best efforts on behalf of the Company.  By granting awards under the Plan, the Company expects that the interests of the recipients will be better aligned with those of the existing shareholders of the Company.
The Plan provides for the grant or award of (i) stock options (as incentive stock options or nonqualified stock options), (ii) restricted stock, (iii) restricted stock units ("RSU"), and (iv) other stock-based awards.  The Plan would permit total equity awards over the life of the Plan of up to 12,500,000 shares of common stock.
A summary of the Plan is set forth below and is qualified by reference to the full text of the Plan, which is included in this Proxy Statement as Exhibit A.
Key Data
The Company has no outstanding equity awards to persons eligible to receive awards under the Plan (including employees and directors).  The last issuance of equity awards to employees occurred on December 31, 2010.  At that time, options for 7,262,064 shares of common stock were awarded.  All 7,262,064 options expired on December 31, 2015.  No options were granted to any named executive officer in any of the last three fiscal years.
The following table provides information regarding outstanding equity awards and shares available for future issuance under the Company's equity plans (without taking into effect the additional shares authorized under the Plan) as of July 31, 2016:
Equity Plan Compensation Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for issuance under
Equity compensation plans approved by security holders	--	--	--
Equity compensation plans not approved by security holders	--	--	--
Total	--	--	--

Key Features of the Plan
The following features of the Plan will continue to protect the interests of our shareholders:
·
Limitation on share counting.  Shares subject to an award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) tendered in payment of an option, (b) delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) covered by stock-settled awards that were not issued upon the settlement of the award.

·	No repricing of stock options. The Plan does not permit the repricing of options.
·	Limitation on terms of stock options. The maximum term of each stock option is ten years.
Summary of the Plan
The principal features of the Plan are summarized below. The following summary of the Plan does not purport to be a complete description of all the provisions of the Plan. It is qualified in its entirety by reference to the complete text of the Plan, which is attached as Exhibit A to this proxy statement.  The capitalized terms not otherwise defined in this summary shall have the meaning assigned to them in the Plan.
Term
The Plan has no stated termination date but will automatically terminate if not approved by the Company's shareholders within 12 months of the date of approval by the Board of Directors.  The Plan may be terminated at any time by the Board subject to the provisions described below under "Amendment".
Purpose
The purpose of this Plan is to provide the Company with a means to attract and retain officers and employees of, consultants to, and non-employee directors providing services to the Company and to promote the success of the Company by aligning the interests of such individuals with those of the shareholders of the Company. The Plan includes provisions for grants and awards of stock options, restricted stock, RSUs and other stock-based awards, which might include shares of common stock or the cash value of shares.
Administration
The Plan will be administered by the Board's Compensation Committee.  Subject to the terms of the Plan, the Compensation Committee will have authority to, among other things, (i) select the persons to whom awards will be granted; (ii) determine the type or types of awards to be granted; (iii) determine the number of shares of stock to be covered by awards; (iv) determine the terms and conditions of any award, including the exercise price, vesting schedules, conditions relating to exercise and termination of the right to exercise; (v) determine whether awards may be settled or exercised in cash, shares of stock, other securities, other awards, other property, or canceled, forfeited or suspended and the method or methods by which awards may be settled, exercised, canceled, forfeited or suspended; (vi) determine certain matters related to settlement of an award; (vii) interpret, construe, administer, reconcile any inconsistency, resolve any ambiguity, correct any defect and/or supply any omission in the provisions of the Plan or any award; (viii) amend any outstanding awards; (ix) modify the purchase price or exercise price under any award; (x) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any award in the manner and to the extent that the Compensation Committee deems desirable to carry it into effect; (xi) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xii) determine whether any award, other than an option, will have dividend equivalents; and (xiii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.
Eligibility
Eligibility under the Plan is limited to directors, employees, and consultants of the Company and its subsidiaries who are selected by the Compensation Committee to receive an award.  Other than persons employed by our gaming subsidiaries there were 79 full time and 3 part time employees on April 30, 2016.
Securities Subject to the Plan
The maximum number of shares of common stock that may be issued under the Plan is 12,500,000 shares.
Any shares of common stock subject to an award that is canceled, forfeited or expires prior to exercise or realization, either in full or in part, will again become available for issuance under the Plan.
Stock Options
The Plan authorizes grants of stock options to eligible participants from time to time as determined by the Compensation Committee. Subject to the limits of the Plan, the Compensation Committee may grant options to eligible participants under the Plan for such number of shares of common stock and having such terms as the Compensation Committee designates.
The Compensation Committee shall specify whether or not any option is intended to be an incentive stock option ("incentive stock option") as described in Section 422 of the Internal Revenue Code, or a nonstatutory or nonqualified stock option ("nonqualified stock option"). The aggregate value of common stock with respect to which incentive stock options are exercisable for the first time by an individual during any calendar year under all Company plans may not exceed $100,000. Stock options may not be exercised more than ten years from the date of grant (five years in the case of incentive stock options granted to a 10% or more shareholder).
The Plan prohibits the repricing of stock options.
Payment for shares received upon exercise of a stock option may be made by an optionee in cash or in the discretion of the Compensation Committee by tendering shares of common stock, a combination of cash or shares of stock, through a cashless exercise, or in the case of a nonqualified stock option, by means of net exercise (to the extent allowed by law).
Restricted Stock
The Plan permits the Compensation Committee to grant restricted stock awards to eligible participants. The Compensation Committee will determine the nature and extent of the restrictions on grants of restricted stock, the duration of such restrictions, and any circumstances under which restricted shares will be forfeited.  The Compensation Committee may establish terms and conditions under which a participant granted a restricted stock award shall be entitled to receive a credit equivalent to any dividend payable with respect to the number of shares of common stock which, as of the record date for such dividend, have been awarded to the participant but remain subject to limitations and restrictions under such restricted stock award. The Compensation Committee may establish rules concerning the impact of the termination of employment (by reason of retirement, total disability, death or otherwise) on the applicability of any outstanding restrictions.
Restricted Stock Units (RSUs)
The Compensation Committee can grant RSUs to eligible participants under the Plan.  An RSU is an award that is valued by reference to the fair market value of one share of stock and which is earned and vested upon the achievement of certain conditions and subject to other conditions and limitations established by the Compensation Committee.  An RSU may be settled in shares of common stock, cash, or a combination of both.  Holders of RSUs have no rights as shareholders during the period in which the RSU is subject to limitations or restrictions unless specifically provided in the applicable Award Agreement.
Other Stock-Based Awards
The Plan permits the Compensation Committee to grant awards of shares of common stock and awards that are valued, in whole or in part, by reference to, or are otherwise based on, the fair market value of shares of stock ("Other Stock-Based Awards").  Such Other Stock-Based Awards will be in such form, and dependent on such conditions, as the Committee will determine, including, without limitation, the right to receive one or more shares of common stock (or the equivalent cash value of such shares) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives.  Subject to the provisions of the Plan, the Compensation Committee will determine to whom and when Other Stock-Based Awards will be made, the number of shares of common stock to be awarded under (or otherwise related to) such Other Stock-Based Awards, whether such Other Stock-Based Awards shall be settled in cash, shares of the Company's common stock or a combination of cash and shares of common stock, and all other terms and conditions of such awards, including whether any voting or dividend rights shall attach to such Other Stock-Based Awards.
Amendment
The Board may at any time terminate or amend the Plan as it deems advisable, except that the Board may not, without further approval of the shareholders, amend the Plan (i) if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan and (ii) without the consent of the participant, if such action would materially diminish any of the rights of any participant under any Award theretofore granted to such participant under the Plan; provided, however, the Committee may amend the Plan, any award or any award agreement in such manner as it deems necessary to comply with applicable laws and as required by the Plan. No termination of the Plan will affect any awards outstanding on the termination date.
Adjustments Upon Changes in Capitalization
The form of any award agreement may contain such provisions as the Compensation Committee deems to be appropriate for the adjustment of the number and class of shares and purchase prices, if applicable, in the event of changes in the outstanding stock of the Company by reason of extraordinary distribution, stock dividends, extraordinary cash dividend, recapitalization, reclassification stock split, reverse stock split, reorganization, merger, consolidation, combination, spin-off, repurchase or other similar transaction or event, and in the event of any such event the Compensation Committee will make adjustments in the terms and conditions of, and the criteria included in, awards in recognition of unusual or nonrecurring events whenever determined that such adjustments are appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.
Change in Control
The Plan provides that unless prohibited by applicable laws, rules and regulations of any governing governmental agency, or unless otherwise determined in the award agreement, that upon a Change in Control (as that term is defined in the Plan) of the Company, the Committee is authorized (but not obligated) to make adjustments in the terms and conditions of outstanding awards, which may include assumption of the outstanding awards by the surviving corporation or its parent, the substitution by the surviving corporation or its parent of stock awards with substantially the same terms for each outstanding award, the acceleration of the vesting of or right to exercise such outstanding awards immediately prior to the date of the Change in Control, cancellation of awards in exchange for a cash payment, or deem any award dependent on performance vesting criteria to be vested in whole or in part.

Federal Income Tax Effects
The federal income tax consequences applicable to the Company in connection with an incentive stock option, nonqualified stock option, restricted stock, RSU or Other Stock-Based Award are complex and depend, in large part, on the particular facts and circumstances. Under current federal income tax laws, a participant will generally recognize income with respect to grants of stock options, restricted stock, and RSUs, as follows:
·
Incentive stock options.  The grant of an incentive stock option will not result in any immediate tax consequences to the Company or the optionee. An optionee will not realize taxable income, and the Company will not be entitled to any deduction, upon the timely exercise of an incentive stock option, but the excess of the fair market value of the common stock acquired over the option price will be treated as an item of tax adjustment for purposes of the alternative minimum tax.  If the optionee disposes of the acquired common stock more than one year after its receipt or more than two years after the date the option was granted, the gain or loss realized on the subsequent disposition of the common stock will be treated as long-term capital gain or loss and the Company will not be entitled to any deduction.  The optionee's tax at that time is measured by the difference between the amount realized on the disposition of the shares and the aggregate purchase price paid by the optionee.  If the optionee disposes of the acquired common stock within one year after its receipt and within two years after the option was granted, the optionee will realize ordinary income in an amount equal to the excess of the fair market value of the common stock acquired on the date of exercise over the exercise price. However, if the disqualifying disposition triggers a loss, then the amount of ordinary income recognized by the optionee is limited to the excess of the amount realized on the disposition over the optionee's adjusted basis in the shares.  Any ordinary income is added to the basis of the stock to determine the capital gain or loss that must be recognized on the disqualifying disposition.  Upon such a disqualifying disposition, the Company will be entitled to a deduction in the same amount and at the same time as the optionee realizes such ordinary income.

·
Nonqualified stock options.  The grant of a nonqualified stock option will not result in any immediate tax consequences to the Company or the optionee, provided that the options are not actively traded on an established market and the fair market value of the option cannot be measured with reasonably accuracy at the time of grant.  Upon the exercise of a nonqualified stock option, the optionee will generally realize ordinary income in an amount equal to the difference between the exercise price and fair market value on the date of exercise.  The Company will be entitled to a deduction at the same time as, and in an amount equal to, the income realized by the optionee.  Upon a sale of any shares acquired pursuant to the exercise of a nonqualified stock option, the difference between the sale price and the optionee's tax basis in the shares will be treated as a long-term or short-term capital gain or loss, as the case may be, depending on the optionee's holding period for the shares.  The optionee's tax basis for determination of such gain or loss will ordinarily be the sum of the amount paid for the shares (i.e., the exercise price), plus any ordinary income recognized by the optionee as a result of the exercise of the option.

·
Restricted stock.  A participant generally will not realize taxable income upon an award of restricted stock.  However, a participant who receives restricted stock will realize as ordinary income at the time of the lapse of the restrictions an amount equal to the fair market value of the common stock at the time of such lapse unless the participant elects to realize ordinary income on the date of receipt of the restricted common stock by filing an election with the Internal Revenue Service under Code Section 83(b) no later than 30 days after the date on which the shares are acquired to report the income, based the value of the shares on the award date.  At the time the participant realizes ordinary income, the Company will be entitled to deduct the same amount as the ordinary income realized by the participant.

·
RSUs.  A participant generally will not recognize income upon the grant of RSUs.  At the time the participant receives payment under any RSU award, he or she will recognize compensation taxable as ordinary income in an amount equal to the fair market value of common stock received, and the Company will then be entitled to a corresponding deduction at the same time as, and in an amount equal to, the income realized by the participant.

·
Payments in respect of Other Stock-Based Award.  Any common stock received as payment in respect of Other Stock-Based Awards under the Plan will constitute ordinary income to the participant in an amount equal to the fair market value of the common stock in the year in which paid, and the Company will be entitled to a deduction in the same amount.

·
Internal Revenue Code Section 162(m).  Section 162(m) generally allows the Company to obtain tax deductions without limit for performance-based compensation. The Company intends that performance-based awards granted under the Plan will qualify as performance-based compensation not subject to a $1 million deductibility cap under Section 162(m).  A number of requirements must be met in order for particular compensation to so qualify, however, so there can be no assurance that such compensation under the Plan will be fully deductible under all circumstances. Furthermore, in establishing the cash and equity incentive compensation programs for its employees, including under the Plan, the Compensation Committee believes the potential deductibility of the compensation payable under such programs should only be one of a number of relevant factors taken into consideration, and not the sole or primary factor, and therefore awards under the Plan may not qualify as performance-based compensation under Section 162(m), and therefore compensation paid to executive officers in connection with such awards may not be deductible.

The foregoing is only a brief summary of the effect of U.S. federal income taxation upon awardees and the Company with respect to the grant and exercise of awards under the Plan based on the U.S. Federal income tax laws in effect as of the date of this proxy statement.  It does not intend to be exhaustive and does not discuss the tax consequences arising in the context of the awardee's death or the income tax laws of any municipality, state or foreign country in which the awardee's income or gain may be taxable or the gift, estate, excise (including application of Code Section 409A), or any tax law other than U.S. federal income tax law.  Because individual circumstances may vary, the Company advises all recipients to consult their own tax advisor concerning the tax implications of awards granted under the Plan.
New Plan Benefits
The benefits that will be awarded or paid under the Plan are not currently determinable.  Awards granted under the Plan are within the discretion of the Compensation Committee, and the Committee has not determined future awards or who might receive them.
YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL AND ADOPTION OF THE BUTLER NATIONAL CORPORATION 2016 EQUITY INCENTIVE PLAN.

OTHER MATTERS

Management knows of no other matters that will be presented at the meeting.  If any other matter arises at the meeting, it is intended that the shares represented by the proxies in the accompanying form will be voted in accordance with the judgment of the persons named in the proxy.

Our Annual Report for fiscal year 2016 is enclosed.  The 2016 Annual Report includes the Annual Report on Form 10-K containing our financial statements for the fiscal year ended April 30, 2016.

A copy of Form 10-K and the Annual Report as we have filed with the Securities and Exchange Commission, will be furnished without charge to any shareholder who requests it in writing to us at the address noted on the first page of this Statement.

By Order of the Board of Directors

CHRISTOPHER J. REEDY,
Secretary

EXHIBIT A

Butler National Corporation
2016 Equity Incentive Plan

Effective _________, 2016
As adopted by the Board of Directors on September 21, 2016
As approved by the shareholders on _______, 2016

Butler National Corporation
2016 Equity Incentive Plan

Section 1 Purpose of the Plan
The purpose of this Plan is to provide the Company with a means to attract and retain officers and employees of, consultants to, and non-employee directors providing services to the Company or any Affiliate and to promote the success of the Company by aligning the interests of such individuals with those of the stockholders of the Company.
Section 2 Definitions

Unless the context clearly indicates otherwise, the following capitalized terms shall have the meanings set forth below:

(a) "Affiliate" shall mean a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company within the meaning of Section 409A of the Code.
(b) "Award" shall mean, individually or collectively, the grant of an Option, Restricted Stock, Restricted Stock Unit or Other Stock-Based Award under the Plan as evidenced by an Award Agreement relating thereto.
(c) "Award Agreement" shall mean the written agreement between the Company and a Participant who has been granted an Award pursuant to this Plan, evidencing the terms and conditions of the individual Award.
(d) "Board" shall mean the Board of Directors of the Company, as constituted from time to time.
(e) "Cause" shall mean with respect to any Participant who is a party to an employment or service agreement with the Company or a Subsidiary or Affiliate, the definition of cause contained therein or if no such agreement exists, or if such agreement does not define cause: (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (ii) conduct that results in or is reasonably likely to result in harm to the reputation or business of the Company or any of its Affiliates; (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate; (iv) willful and repeated failure of Participant to carry out his or her material duties to the Company or any Affiliate; (v) a willful violation of a material policy of the Company or any Affiliate; or (vi) a violation of a state or federal securities law.  The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.
(f) "Change in Control" shall mean (i) one person (or more than one person acting as a "group" within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act)) acquires ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company; provided, that, a Change in Control shall not occur if any person (or more than one person acting as a group) owns more than 50% of the total fair market value or total voting power of the Company's stock and acquires additional stock; (ii) one person (or more than one person acting as a group) acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition) ownership of the Company's stock possessing 30% or more of the total voting power of the stock of the Company; (iii) a majority of the members of the Board are replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of the Board before the date of appointment or election; or (iv) one person (or more than one person acting as a group), acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition) assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the Company immediately before such acquisition(s).  However, notwithstanding any provision to the contrary contained herein, there is no change in ownership of a substantial portion of a corporation's assets when the transfer of assets is to a shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to its stock; an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company; a person, or more than one person acting as a group, who owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company; or an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a person, or more than one person acting as a group, who owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the corporation.  Further, a Change in Control shall not be deemed to occur as a result of any event or transaction to the extent that treating such event or transaction as a Change in Control would cause any tax to become due under Section 409A of the Code.
(g) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.  Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.
(h) "Committee" shall mean a committee of the Board described in Section 4(a) of the Plan or, if none has been appointed, the Board.
(i) "Common Stock" shall mean the common stock of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.
(j) "Company" shall mean Butler National Corporation and any successor thereto.
(k) "Consultant" shall mean a person who performs bona fide services for the Company or an Affiliate or Subsidiary as a consultant or advisor but who is not an Employee or Director.
(l) "Continuous Service" means that the Participant's service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code.
(m) "Covered Employee" shall mean a "covered employee" as defined in Code Section 162(m).
(n) "Director" shall mean a member of the Board, or of the board of directors, or body performing similar functions, of an Affiliate or Subsidiary, who is not an Employee.
(o) "Disability" means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months or the Participant is determined to be totally disabled by the Social Security Administration; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 7(f)(iii) hereof, the term Disability shall have the meaning ascribed to it under Code Section 22(e)(3). The determination of whether an individual has a Disability shall be determined under procedures established by the Committee.
(p) "Dividend Equivalent" shall mean, subject to the provisions of the Plan and any Award Agreement, a right that entitles the holder to receive, for each Award other than an Option if so determined by the Committee, currently or on a deferred basis, amounts equivalent to cash, stock or other property dividends on Shares with respect to the number of Shares covered by the Award, as determined by the Committee, in its sole discretion.  The Committee may provide that the Dividend Equivalents (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested and may provide that the Dividend Equivalents are subject to the same vesting or performance conditions as the underlying Award.  Notwithstanding the foregoing, Dividend Equivalents credited in connection with an Award that vests based on the achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Award with respect to which such Dividend Equivalents have been credited.
(q) "Effective Date" shall mean __________, 2016.
(r) "Employee" shall mean a person employed by the Company or an Affiliate and any prospective employee conditioned upon, and effective not earlier than, such person becoming an employee of the Company or an Affiliate.  Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.
(s) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.
(t) "Fair Market Value" shall mean on the date of determination, the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on any established stock exchange or a national market system, on which the Common Stock is listed.  In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.
(u) "Incentive Stock Option" shall mean an Option granted under the Plan that is designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.
(v) "Non-Qualified Stock Option" shall mean an Option that does not meet the requirements of an incentive stock option under Section 422 of the Code.
(w) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder
(x) "Option" shall mean an option to purchase Common Stock issued under and subject to the Plan, including an Incentive Stock Option and a Non-Qualified Stock Option.
(y) "Other Stock-Based Award" shall mean any right granted under Section 9 of the Plan.
(z) "Outside Director" means a Director who is an "outside director" within the meaning of Section 162(m) of the Code and Treasury Regulations Section 1.162-27(e)(3) or any successor to such statute and regulation.
(aa) "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Award, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.  A "Parent" shall include any entity other than a corporation to the extent permissible under Code Section 424 or the regulations and rulings thereunder.
(bb) "Participant" shall mean any eligible person as set forth in Section 3 of the Plan to whom an Award is granted or, if applicable, such other person who holds an outstanding Award.
(cc) "Performance Compensation Award" means any Award designated by the Committee as a Performance Compensation Award pursuant to Section 6(e) of the Plan.
(dd) "Performance Goals" means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the performance criteria.  The Committee is authorized to select the Performance Goals at any time during the first ninety (90) days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Code Section 162(m)), or at any time thereafter (but only to the extent the exercise of such authority after such period would not cause the Performance Compensation Awards granted to any Participant for the Performance Period to fail to qualify as "performance-based compensation" under Code Section 162(m)).
(ee) "Performance Period" means the one or more periods of time as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to and the payment of a Performance Compensation Award.
(ff) "Restricted Period" shall mean, with respect to any Award of Restricted Stock or Restricted Stock Units, the period of time determined by the Committee during which such Award is subject to forfeiture, as specified in the applicable Restricted Stock Award Agreement or Restricted Stock Unit Award Agreement.
(gg) "Restricted Stock" shall have the meaning described in Section 8(a) of the Plan.
(hh) "Restricted Stock Unit" shall have the meaning described in Section 8(b) of the Plan.
(ii) "Securities Act" shall mean the Securities Act of 1933, as amended.
(jj) "Subsidiary" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting an Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.  A "Subsidiary" shall include any entity other than a corporation to the extent permissible under Code Section 424 or the regulations or rulings thereunder.

Section 3 Eligibility
Participants will consist of such Employees, Directors and Consultants as the Committee in its sole discretion designates from time to time to receive an Award under the Plan and who have entered into an Award Agreement or have received written notification from the Board, or from a person designated by the Board, that they have been selected to participate in the Plan; subject to the following limitations: (a) Incentive Stock Options may be granted only to individuals who are Employees of the Company or a Subsidiary and (b) Non-Qualified Stock Options may be granted only to individuals who are Employees, Directors and Consultants of the Company or a Subsidiary.
Section 4 Administration

(a) Committee.  The Plan shall be administered by the Committee which shall consist of one or more members who have been appointed by the Board.  The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3 of the Exchange Act and/or Section 162(m) of the Code.  However, if the Board intends to satisfy such exemption requirements, with respect to Awards to any Covered Employee and with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists of two or more Non-Employee Directors who are also Outside Directors (and such action is taken by such Non-Employee Directors). Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other actions or decisions of the Committee or, in the absence of any action by the Committee, the Board, shall be final, conclusive and binding upon all parties, including, without limitation, the Company, any Affiliate, any stockholder, any Participant and any holder or beneficiary of any Award.
(b) Authority of the Committee.  Subject to the provisions of this Plan and applicable law, the Committee shall have authority and discretion, taken in good faith, to take any actions it deems necessary or advisable for the administration and operation of the Plan, including, without limitation, the authority and discretion to (i) select those Participants to whom Awards shall be granted; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of shares of Stock to be covered by, or with respect to which payments, rights or other matters are to be calculated in connection with Awards; (iv) determine the terms and conditions of any Award, including, without limitation, and as applicable, the exercise price, vesting schedules, conditions relating to exercise and termination of the right to exercise; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, shares of Stock, other securities, other Awards or other property, or canceled, forfeited or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Stock, other securities, other Awards, other property and other amounts payable with respect to an Award shall be deferred, either automatically or at the election of the holder thereof or the Committee; (vii) interpret, construe, administer, reconcile any inconsistency, resolve any ambiguity, correct any defect and/or supply any omission in the provisions of the Plan or any Award or any instrument or agreement relating to the Plan; (viii) amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; (ix) modify the purchase price or exercise price under any Award; (x) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect; (xi) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xii) determine whether any Award, other than an Option, will have Dividend Equivalents; and (xiii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.  The Committee shall have such authority and be responsible for such functions as may be delegated to it by the Board and any reference to the Board in the Plan shall be construed as a reference to the Committee with respect to functions delegated to it.  If no Committee has been appointed, the entire Board shall administer the Plan.
(c) Delegation.  The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board.  Within the scope of such authority, the Committee may (i) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code or (ii) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.  Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors who are also Outside Directors.
(d) Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Participant, and any Subsidiary.  A majority of the members of the Committee may determine its actions, including fixing the time and place of its meetings.

Section 5 Stock Subject to Plan

Subject to the following provisions of this Section 5 and Section 10 of the Plan, a total of 12,500,000 shares of Common Stock shall be available for the grant of Awards under the Plan, including as Incentive Stock Options.  Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.  Any shares of Common Stock subject to an Award that is canceled, forfeited or expires prior to exercise or realization, either in full or in part, shall again become available for issuance under the Plan.  Notwithstanding anything to the contrary contained herein, shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by stock-settled Awards that were not issued upon the settlement of the Award.
Section 6 Awards

(a) Types of Awards.  The Committee may, in its sole discretion, make Awards of one or more of the following:  Options, Restricted Stock, Restricted Stock Units and Other Stock-Based Awards.  However, Incentive Stock Options may be granted only to Employees.  Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors and those individuals whom the Committee determines are reasonably expected to become Employees, Consultants and Directors following the grant date.
(b) Award Agreements.  Each Award made under the Plan shall be evidenced by a written Award Agreement between the Participant and the Company, and no Award shall be valid without any such Award Agreement.  The terms and conditions of an Award Agreement may vary among Participants and among different Awards granted to the same Participant.  An Award shall be subject to all applicable terms and conditions of the Plan and to any other terms and conditions that the Committee in its sole discretion deems appropriate for inclusion in the Award Agreement; provided, however, that such terms and conditions shall not be inconsistent with the Plan.  Unless an Award Agreement specifically states otherwise, in the event of any conflict between the provisions of the Plan and any Award Agreement, the provisions of the Plan shall prevail.  Each Award Agreement shall provide, in addition to any terms and conditions required to be provided in such agreement pursuant to any other provision of this Plan, the following terms:

(i) the number of shares of Stock subject to the Award, if any, which number shall be subject to adjustment in accordance with Section 10 of the Plan or as provided in the Award Agreement;

(ii) the consequences of the Participant's termination of service with the Company or any Subsidiary or Affiliate; and

(iii) the dates and events on which all or any portion of the Award shall vest and become nonforfeitable.

(c) No Rights as a Stockholder.  Except as otherwise provided in an Award Agreement, a Participant, or a transferee of a Participant, shall have no rights as a stockholder with respect to any shares of Stock covered by an Award until the Participant becomes the record holder of such shares of Stock.

(d) Forfeitures.  The Committee may specify in an Award Agreement that the Participant's rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award.  Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant's Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

(e) Performance Compensation Awards.  Any Award may qualify as a Performance Compensation Award to the extent it satisfies the requirements of this Section 6(e) and Code Section 162(m) and regulations thereunder.

(i) The performance measures to be used for purposes of a 162(m) Performance Compensation Award shall be chosen by the Committee, in its sole and absolute discretion, from among the following: (a) net earnings or net income (before or after taxes); (b) basic or diluted earnings per share (before or after taxes); (c) net revenue or net revenue growth; (d) gross revenue; (e) gross profit or gross profit growth; (f) net operating profit (before or after taxes); (g) return on assets, capital, invested capital, equity, or sales; (h) cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital); (i) earnings before or after taxes, interest, depreciation and/or amortization; (j) gross or operating margins; (k) improvements in capital structure; (l) budget and expense management; (m) productivity ratios; (n) economic value added or other value added measurements; (o) share price (including, but not limited to, growth measures and total shareholder return); (p) expense targets; (q) margins; (r) operating efficiency; (s) working capital targets; (t) enterprise value; (u) safety record; (v) completion of acquisitions or business expansion; (w) revenue (net or gross) from sales to specified customers or countries; (x) aircraft shipsets/modifications; (y) Federal Aviation Administration approvals of a part, installation or modification for Supplemental Type Certificates and/or parts manufacturing authority; (z) aircraft sales; (aa) execution of amendments, extensions, renewals or new authorizations for management contracts of gaming facilities (either tribally-owned, state-owned or otherwise); (bb) implementation of quality systems or upgrades; (cc) production of new avionics or aircraft components; (dd) non-financial business activity measures of casino gaming activities (including, but not limited to, patron/visitor numbers, holding percentage achieved, "coin-in" and unit-sales).  The performance measures may relate to the Company, a Parent, a Subsidiary, an Affiliate or one or more units of such an entity.
(ii) The Committee shall determine whether or to what extent, with respect to a Performance Period, the applicable Performance Goals have been met with respect to an Award and, if they have, to so certify and ascertain the amount of the applicable Performance Compensation Award.  The Committee shall have the discretion to adjust Performance Compensation Awards; however, a 162(m) Performance Compensation Award may only be adjusted downward.  The Committee may exclude the impact of any event or occurrence which the Committee determines should appropriately be excluded such as, for example, a restructuring or other nonrecurring charge, an event either not directly related to the operations of the Company or not within the reasonable control of the Company's management, or a change in accounting standards required by U.S. generally accepted accounting principles; however, such event or occurrence may be excluded with respect to a 162(m) Performance Compensation Award only to the extent permitted under Code Section 162(m).  The Committee, in its sole and absolute discretion, may adjust or modify the calculation of a Performance Goal for a Performance Period to the extent permitted under Section 162(m) of the Code in order to prevent the dilution or enlargement of the rights of Participants based on the following events: (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (d) any reorganization and restructuring programs; (e) extraordinary, unusual or infrequently occurring items as described in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to shareholders for the applicable year; (f) acquisitions or divestitures; (g) any other specific unusual or nonrecurring events, or objectively determinable category thereof; (h) foreign exchange gains and losses; and (i) a change in the Company's fiscal year.
(iii) Subject to adjustment as provided in Section 10, no Participant may be granted (i) Options during any 12-month period with respect to more than 12,500,000 Shares and (ii) Restricted Stock Awards, Restricted Stock Unit Awards, Performance Awards and/or Other Share-Based Awards during any calendar year that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in Shares under which more than 12,500,000 Shares may be earned for each twelve (12) months in the vesting period or Performance Period.  During any calendar year no Participant may be granted Performance Awards that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in cash under which more than may $1,000,000 may be earned for each twelve (12) months in the Performance Period.  If an Award is cancelled, the cancelled Award shall continue to be counted toward the applicable limitation in this section.

(f) Clawback.  Notwithstanding any provision in the Plan or Award Agreement to the contrary, each Award under the Plan shall be subject to any clawback policy adopted by the Company, Board or Committee.

Section 7 Stock Options

(a) Type of Option.  All Options shall be separately designated Incentive Stock Options or Non-Qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option.  Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute "nonqualified deferred compensation" within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code.  The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:
              (b) Exercise Price.  The exercise price of the Stock under each Option shall not be less than 100% of the Fair Market Value of such Stock on the date such Option is granted; provided that, in the case of an Incentive Stock Option granted to a Participant who owns more than 10% of the total combined voting power of all classes of stock of the Company, a Parent or a Subsidiary, the exercise price of the Stock under such Incentive Stock Option shall not be less than 110% of the Fair Market Value of such Stock on the date such Incentive Stock Option is granted.
(c) Vesting.  Each Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal.  An Option may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate.  The terms of any individual Options may vary among Participants.
(d) Method of Exercise.  A Participant may exercise an Option by filing an irrevocable written notice with the Committee or its designee, specifying the number of shares of Stock subject to the Option to be exercised.  The exercise price under an Option is to be paid in full upon the exercise of the Option, either (i) in cash, (ii) in the discretion of the Committee, by the tender to the Company (either actual or by attestation) of shares of Stock already owned by the Participant and registered in his or her name, having a Fair Market Value equal to the cash exercise price under the Option being exercised, (iii) in the discretion of the Committee, by any combination of the payment methods specified in clauses (i) and (ii) hereof, or (iv) in the discretion of the Committee, in the case of a Non-Qualified Stock Option, by means of a net exercise in which the person entitled to exercise the Non-Qualified Stock Option shall receive the number of shares of Stock equal to the aggregate number of shares being purchased less the number of shares having a Fair Market Value equal to the aggregate exercise price of the shares being purchased; provided that, no shares of Stock may be tendered in exercise of an Option if such shares were acquired by the Participant through the exercise of an Incentive Stock Option unless (A) such shares have been held by the Participant for at least one year, and (B) at least two years have elapsed since such prior Incentive Stock Option was granted.  The Committee may provide in an Award Agreement that payment in full of the exercise price need not accompany the written notice of exercise provided that the notice of exercise directs that the certificate or certificates for the shares of Stock for which the Option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the Option and, at the time such certificate or certificates are delivered, the broker tenders to the Company cash (or cash equivalents acceptable to the Company) equal to the exercise price for the shares of Stock purchased pursuant to the exercise of the Option plus the amount (if any) of any withholding obligations on the part of the Company.  The proceeds of the sale of Stock subject to the Option are to be added to the general funds of the Company or to the shares of the Stock held in its Treasury, and used for its corporate purposes as the Board shall determine.  Should the Committee exercise its discretion to permit the Participant to pay the exercise price under an Award in whole or in part by cashless or net exercise, it shall not be bound to permit such method of payment for the remainder of any such Option (unless otherwise provided in the Option Award Agreement) or with respect to any other Award or Participant under the Plan.  No Option may be exercised for a fraction of a share of Common Stock.
(e) Option Term.  The term of each Option shall not be more than ten (10) years from the date of grant thereof or such shorter period as is prescribed in the Award Agreement; provided that, in the case of a Participant who owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, a Parent or a Subsidiary, the term of any Incentive Stock Option shall not be more than five (5) years from the date of grant thereof or such shorter period as prescribed in the Award Agreement.  Notwithstanding the foregoing, in the event that on the last business day of the term of an Option, other than an Incentive Stock Option (i) the exercise of the Option is prohibited by applicable law or (ii) Shares may not be purchased or sold by certain employees or directors of the Company due to the "black-out period" of a Company policy or a "lock-up" agreement undertaken in connection with an issuance of securities by the Company, the term of the Option shall be extended for a period of thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement.  The holder of an Option shall have none of the rights of a stockholder with respect to the shares subject to Option until such shares shall be issued to him or her upon the exercise of his or her Option.
(f) Additional Incentive Stock Option Requirements.
(i) $100,000 Limit.  The maximum aggregate Fair Market Value (determined at the time an Option is granted) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company, a Parent and a Subsidiary) shall not exceed $100,000.
(ii) Termination of Employment.  Unless otherwise provided in an Award Agreement, in the event of a Participant's termination of Continuous Service (other than upon the Participant's death or Disability), the Participant may exercise his or her Incentive Stock Option (to the extent that the Participant was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the Participant's termination of Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement.  If, after termination of his or her Continuous Service, the Participant does not exercise his or her Incentive Stock Option within the time specified herein or in the Award Agreement, the Option shall terminate.
(iii) Disability.  Unless otherwise provided in an Award Agreement, in the event that a Participant's Continuous Service terminates as a result of his or her Disability, the Participant may exercise his or her Incentive Stock Option (to the extent that the Participant was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date twelve (12) months following such termination of Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement.  If, after termination, the Participant does not exercise his or her Incentive Stock Option within the time specified herein or in the Award Agreement, the Option shall terminate.
(iv) Death.  Unless otherwise provided in an Award Agreement, in the event an Participant's Continuous Service terminates as a result of the Participant's death, then the Option may be exercised (to the extent the Participant was entitled to exercise such Option as of the date of death) by the Participant's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Participant's death, but only within the period ending on the earlier of (a) the date twelve (12) months following the date of Participant's death or (b) the expiration of the term of such Option as set forth in the Award Agreement.  If, after the Participant's death, the Incentive Stock Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.
(v) Disqualifying Disposition.  A Participant who disposes of Stock acquired upon the exercise of an Incentive Stock Option either (i) within two years after the date of grant of such Incentive Stock Option or (ii) within one year after the transfer of such shares to the Participant, must notify the Company in writing of such disposition and of the amount realized upon such disposition.

Section 8 Restricted Stock and Restricted Stock Units

(a) Restricted Stock.  An Award of Restricted Stock is a grant by the Company of a specified number of shares of Stock to the Participant, which are subject to forfeiture until the expiration of the Restricted Period set forth in the applicable Award Agreement, and other restrictions on transfer, set forth therein.

(i) Stock Certificate.  Upon the grant of Restricted Stock, the Committee shall cause a stock certificate registered in the name of the Participant to be issued and, if it so determines, deposited together with the stock powers with an escrow agent designated by the Committee, which may be the Company, pending the release of the applicable restrictions.  If an escrow arrangement is used, the Committee may cause the escrow agent to issue to the Participant a receipt evidencing any stock certificate held by it registered in the name of the Participant.
(ii) Restricted Stock Held in Escrow.  If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement.  If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void.
(iii) Rights as a Stockholder.  A Participant shall have all the rights of a stockholder in respect of any Restricted Stock during the Restricted Period unless specifically provided in the applicable Award Agreement.  Subject to the restrictions set forth in the Award Agreement, a Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant's account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee.  The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.
(iv) Delivery of Restricted Stock.  Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in this Section 8 and in the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement.  If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share).

(b) Restricted Stock Units.  An Award of Restricted Stock Units is a grant by the Company of a specified number of units, which shall each represent one share of Stock credited to a notional account maintained by the Company, with no shares of Stock actually awarded to the Participant in respect of such units until the Restricted Period expires.  Restricted Stock Units awarded to any Participant shall be subject to forfeiture until the expiration of the Restricted Period, as provided in the applicable Award Agreement.  To the extent such Restricted Stock Units are forfeited for any reason, all rights of the Participant to such Restricted Stock Units shall terminate without further obligation on the part of the Company, including in connection with the termination of the Participant's service.

(i) Rights as a Stockholder.  A Participant shall have no rights as a stockholder in respect of any Restricted Stock Units during the Restricted Period unless specifically provided in the applicable Award Agreement.
(ii) Dividend Equivalent Rights.  At the discretion of the Committee, each Restricted Stock Unit (representing one share of Stock) may be credited with cash and stock dividends paid by the Company in respect of one share of Stock.  If awarded, Dividend Equivalents shall be credited to a notional account maintained by the Company, as of dividend payment dates during the period between the date the Restricted Stock Unit Award is granted and the date such Restricted Stock Unit Award is settled.  Such Dividend Equivalents shall be converted to cash or shares of Stock by such formula and, subject to Section 409A of the Code, at such time and subject to such limitations as may be determined by the Committee.  If the Restricted Stock Unit underlying the Dividend Equivalent is forfeited, the Participant shall have no right to such Dividend Equivalent.
(iii) Settlement of Restricted Stock Units.  Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his beneficiary, without charge, one share of Stock for each such outstanding Restricted Stock Unit; provided, however, that the Committee retains the discretion to determine whether the Restricted Stock Units shall be settled in shares of Stock, in cash equal to the value of the shares of Stock that would otherwise be distributed in settlement of such units, other property or any combination of the foregoing.

(c) Terms of Restricted Stock Awards and Restricted Stock Units.  Each Award Agreement evidencing a Restricted Stock or Restricted Stock Unit grant shall contain the following information, which shall be determined by the Committee, in its sole discretion:

(i) the Restricted Period;
(ii) the number of shares of Restricted Stock or the number of Restricted Stock Units; and
(iii) such other provisions as the Committee shall determine.

(d) Termination of Employment.  Unless otherwise provided in the applicable Award Agreement, unvested Restricted Stock and Restricted Stock Units shall be forfeited upon a Participant's termination of service.  In the case of Restricted Stock, if some or all of the shares of Restricted Stock are forfeited under this Section 8(d) or under the applicable Award Agreement, then, to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder shall terminate without further obligation on the part of the Company.
(e) Removal of Restrictions.  The Committee shall have the authority to, at any time, remove any or all of the restrictions on the Restricted Stock and Restricted Stock Units, including, without limitation, whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Restricted Stock or Restricted Stock Units are granted, such action is appropriate.

Section 9 Other Stock-Based Awards

The Committee, in its sole discretion, may grant Awards of shares of Stock and Awards that are valued, in whole or in part, by reference to, or are otherwise based on, the Fair Market Value of shares of Stock ("Other Stock-Based Awards").  Such Other Stock-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive one or more shares of Stock (or the equivalent cash value of such shares) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives.  Subject to the provisions of the Plan, the Committee shall determine to whom and when Other Stock-Based Awards will be made, the number of shares of Stock to be awarded under (or otherwise related to) such Other Stock-Based Awards, whether such Other Stock-Based Awards shall be settled in cash, shares of Stock or a combination of cash and shares of Stock, and all other terms and conditions of such Awards (including, without limitation, the vesting provisions thereof, provisions ensuring that all shares of Stock so awarded and issued shall be fully paid and non-assessable and provisions addressing whether any voting or dividend rights shall attach to such Awards).

Section 10 Adjustment of Shares of Stock

In the event that there shall be any extraordinary distribution (whether in the form of cash, Common Stock, securities or other property), stock dividend, extraordinary cash dividend, recapitalization, reclassification stock split, reverse stock split, reorganization, merger, consolidation, combination, spin-off, repurchase, or other similar transaction or event, the number and kind of shares of Common Stock, in the aggregate, reserved for issuance or with respect to which Awards may be made under this Plan shall be adjusted to reflect such event, and the Committee shall make such appropriate and equitable adjustments to Awards under the Plan that are affected by such events, including, without limitation, as to the number and kind of shares of stock subject to the Awards, the Award price per share or other consideration subject to the Awards.  The Board shall make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in the preceding sentence) affecting the Company or its financial statements or those of any Affiliate or of changes in applicable laws, regulations or accounting principles, whenever the Board determines that such adjustments are appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.  Notwithstanding anything herein to the contrary, with respect to Incentive Stock Options, no such adjustment shall be authorized to the extent that such adjustment would cause the Plan to violate Section 422 of the Code.  The determination of the Board regarding any adjustment will be final and conclusive.

Section 11 Change in Control

Upon a Change in Control, unless otherwise specifically prohibited under applicable laws or by the rules and regulations of any governing governmental agencies, or unless the Committee shall determine otherwise in the Award Agreement, the Committee is authorized (but not obligated) to make adjustments in the terms and conditions of outstanding Awards, including without limitation the following (or any combination thereof), in its sole discretion and without the consent of any Participant:

(a) the continuation or assumption of such outstanding Awards under the Plan by the Company (if it is the surviving corporation) or by the surviving corporation or its Parent;
(b) the substitution by the surviving corporation or its Parent of stock awards with substantially the same terms for such outstanding Awards;
(c) the acceleration of the vesting of or right to exercise such outstanding Awards immediately prior to or as of the date of the Change in Control, and the expiration of such outstanding Awards to the extent not timely exercised or purchased by the date of the Change in Control or other date thereafter designated by the Committee;
(d) the cancellation of all or any portion of such outstanding Awards by a cash payment, (i) in the case of Awards other than Options, equal to the Fair Market Value of the shares of Stock subject to such outstanding Awards or portion thereof being canceled and, (ii) in the case of Options, the cancellation of all or any portion of such outstanding Options by a cash payment equal to the excess, if any, of the Fair Market Value of the shares of Stock subject to such outstanding Awards or portion thereof being canceled over the exercise price, with respect to such Options or portion thereof being canceled (and, for the avoidance of doubt, if there is no such excess, such Options shall be cancelled without any payment therefor); or
(e) with respect to any Performance Compensation Awards, either (i)(A) deem all performance goals or other vesting criteria achieved at 100% of target levels and all other terms and conditions met or (i)(B) determine the extent to which performance goals with respect to each the current Performance Period have been met based upon such audited or unaudited financial information then available as it deems relevant and (ii) cause to be paid to the applicable Participant partial or full Awards with respect to Performance Goals for each such Performance Period based upon the Committee's determination of the degree of attainment of Performance Goals or, if not determinable, assuming that the applicable "target" levels of performance have been attained, or on such other basis determined by the Committee.

Section 12 Code Section 409A

To the extent applicable, notwithstanding anything herein to the contrary, this Plan and Awards issued hereunder are intended to either not be governed by or to be in compliance with Section 409A of the Code.  To the extent applicable, the Plan and the Awards granted under the Plan shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretative guidance issued thereunder, including, without limitation, any such regulations or other guidance that may be issued after the Effective Date of the Plan.  Notwithstanding any provision of the Plan to the contrary, in the event that the Committee determines that any shares of Stock issued or amounts payable hereunder will be taxable to a Participant under Section 409A of the Code and related Department of Treasury guidance, prior to delivery to such Participant of such shares of Stock or payment to such Participant of such amount, the Company may (a) adopt such amendments to the Plan and Awards and appropriate policies and procedures, including amendments and policies with retroactive effect, that the Committee determines necessary or appropriate to preserve the intended tax treatment of the benefits provided by the Plan and Awards hereunder and/or (b) take such other actions as the Committee determines necessary or appropriate to avoid or limit the imposition of an additional tax under Section 409A of the Code.

Section 13 Duration and Amendments

(a) Term of the Plan.  The Plan, as set forth herein, is effective on the Effective Date, subject to its approval by the stockholders of the Company within twelve (12) months of the date the Plan is adopted by the Board at a regular meeting of the stockholders or at a special meeting duly called and held for such purpose.  No Incentive Stock Options shall be exercisable before approval of the Plan has been obtained from the Company's stockholders.
(b) Amendment and Termination of Plan.  The Board may amend, alter, modify, suspend, discontinue or terminate the Plan or any portion thereof or any Award thereunder at any time; provided that no such amendment, alteration, modification, suspension, discontinuation or termination shall be made (i) without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan and (ii) without the consent of the Participant, if such action would materially diminish any of the rights of any Participant under any Award theretofore granted to such Participant under the Plan; provided, however, the Committee may amend the Plan, any Award or any Award Agreement in such manner as it deems necessary to comply with applicable laws and as set forth in Sections 10 and 11 of the Plan.  The termination of the Plan shall not affect any Awards outstanding on the termination date and shall stay in effect to the extent necessary to administer any remaining obligations in respect of outstanding Awards under the Plan.  Other than pursuant to Sections 10 or 11, the Committee shall not without the approval of the Company's stockholders (a) lower the option price per Share of an Option after it is granted, (b) cancel an Option in exchange for cash or another Award (other than in connection with a Change in Control), or (c) take any other action with respect to an Option that would constitute a repricing.

Section 14 General Terms

(a) No Retention Rights.  Nothing in the Plan, any Award Agreement or in any Award granted under the Plan shall confer upon a Participant any right to continue in service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Subsidiary or Affiliate employing or retaining the Participant) or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her service at any time and for any reason, with or without cause.

(b) Settlement of Awards; No Fractional Shares.  Each Award Agreement shall set forth the form in which the Award shall be settled.  No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award.  The Committee shall determine whether cash, Awards, other securities or other property shall be issued or paid in lieu of fractional shares of Stock.
(c) Nontransferability of Awards.  Except as provided in an Award Agreement, neither an Award nor the cash payment or settlement of Stock in respect of an Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.
(d) Withholding Requirements.  The Company or an Affiliate shall have the power and the right to deduct or withhold, or require a Participant to pay or provide for payment in cash to the Company or an Affiliate, the minimum statutory amount to satisfy federal, state and local taxes, whether domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan.  The Committee may, in its sole discretion, (unless otherwise set forth in the applicable Award Agreement), permit a Participant to satisfy the withholding requirement, in whole or in part, by (i) electing that the Company withhold from the shares of Stock otherwise issuable to a Participant under an Award (or otherwise reacquire), the amount of cash or a number of shares of Stock that have a Fair Market Value equal to the minimum required withholding amount or (ii) surrendering shares that are owned by the Participant and that have been held by the Participant for at least six months, that are in good form for transfer and that have an aggregate Fair Market Value equal to the required tax withholding amount.  Notwithstanding the foregoing, the Participant shall not be permitted to surrender shares in payment of any portion of the tax withholding amount if such action would cause the Company or any Subsidiary to recognize a compensation expense, or additional compensations expense, with respect to the applicable Award for financial reporting purposes, unless the Committee consents thereto.
(e) [Intentionally Omitted].
(f) Cancellation of Award; Forfeiture of Gain.  Notwithstanding anything to the contrary contained herein, an Award Agreement may provide that:

(i) In the event of a restatement of the Company's financial statements, the Committee shall have the right to review any Award, the amount, payment or vesting of which was based on an entry in the financial statements that are subject of the restatement.  If the Committee determines that based on the results of the restatement, a lesser amount or portion of an Award should have been paid or vested, it may (A) cancel all or any portion of any outstanding Awards and (B) require the Participant or other person to whom any payment has been made or shares or other property have been transferred in connection with the Award to forfeit and pay over to the Company, on demand, all or any portion of the gain (whether or not taxable) realized upon the exercise of any Option and the value realized (whether or not taxable) on the vesting or payment of any other Award during the period beginning twelve(12) months preceding the date of the restatement and ending with the date of cancellation of any outstanding Awards.
(ii) If the Participant, without the consent of the Company, while employed by or providing services to the Company or any Affiliates or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise engages in activity that is in conflict with or adverse to the interest of the Company or any Affiliates, as determined by the Committee in its sole discretion, then (A) any outstanding, vested or unvested, earned or unearned portion of the Award may, at the Committee's discretion, be cancelled and (B) the Committee, in its discretion, may require the Participant or other person to whom any payment has been made or Shares or other property have been transferred in connection with the Award to forfeit and pay over to the Company, on demand, all or any portion of the gain (whether or not taxable) (realized upon the exercise of any Option and the value realized (whether or not taxable)) on the vesting or payment of any other Award during the time period specified in the Award Agreement.

(g) Unfunded Plan.  Participants shall have no right, title or interest whatsoever in or to any investments that the Company may make to aid it in meeting its obligations under the Plan.  Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, nor a fiduciary relationship between the Company and any Participant, beneficiary, legal representative or any other person.  To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the rights of an unsecured general creditor of the Company.  All payments to be made hereunder shall be paid from the general funds of the Company, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts.  The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.
(h) No Liability of Committee Members.  In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by applicable laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within sixty (60) days after institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

(i)  Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant's death.  Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant's lifetime.
(j) Expenses.  The expenses of administering the Plan shall be borne by the Company and Subsidiaries or Affiliates.
(k) Nonexclusivity of the Plan.  The adoption of this Plan by the Board shall not be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.
(l) Severability.  If any provision of the Plan or any Award Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.
(m) Choice of Law.  The Plan shall be governed by, and construed in accordance with, the laws of the state of Kansas without regard to the principles of conflicts of laws thereof, or principles of conflicts of laws of any other jurisdiction, in each case, which could cause the application of the laws of any jurisdiction other than such state.
(n) Pronouns.  Masculine pronouns and other words of masculine gender shall refer to both men and women.

Titles and Headings.  The titles and headings of the sections in the Plan are for convenience of reference only, and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

BUTLER NATIONAL CORPORATION ATTN: CRAIG D. STEWART 19920 W 161ST STREET OLATHE, KS 66062
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The Board of Directors recommends you vote FOR the following:	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
1. ELECTION OF DIRECTORS Nominees:	¨	¨	¨
01 Bradley K. Hoffman

The Board of Directors recommends you vote FOR proposals 2 and 3:					For	Against	Abstain
2. To ratify the selection of RBSM, LLP as the Company's independent registered accounting firm for the fiscal year ending April 30, 2017.					¨	¨	¨
3. To approve, on an advisory basis, the compensation of the Company's named executive officers. 4. To approve and adopt the Butler National Corporation 2016 Equity Incentive Plan.					¨ ¨	¨ ¨	¨ ¨

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BUTLER NATIONAL CORPORATION
Annual Meeting of Shareholders
November 8, 2016 11:00 AM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Christopher J. Reedy and Clark D. Stewart, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all the shares of (Common/Preferred) stock of BUTLER NATIONAL CORPORATION that the shareholder(s) is/are entitled to vote at the Annual Meeting of shareholder(s) to be held at 11:00 AM, CST on 11/8/2016, at the Hilton Garden Inn Olathe 12080 S. Strang Line Rd., Olathe, KS 66062, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein.  If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side